UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 17, 2011

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	80-0640649
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1840 Century Park East, Los Angeles, California 90067 (310) 553-6262
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTHROP GRUMMAN CORPORATION

Item 8.01	Other Events

Northrop Grumman Corporation (the “company”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 9, 2011 in our Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”). The recasting reflects the reclassification of our Shipbuilding business (“Shipbuilding”) as discontinued operations.

Effective March 31, 2011, we completed the spin-off to our shareholders of Huntington Ingalls Industries, Inc. (“HII”), which was formed to operate the company’s Shipbuilding business. The spin-off was the culmination of our exploration of strategic alternatives for Shipbuilding. We believe that the separation of Shipbuilding is in the best interests of shareholders, customers, and employees and allows both Northrop Grumman and Shipbuilding to pursue more effectively their respective opportunities to maximize shareholder value. As a result of the spin-off, the assets, liabilities, results of operations and cash flows for the former Shipbuilding segment were classified as discontinued operations in our condensed consolidated financial statements and other disclosures included in our Form 10-Q for the quarter ended March 31, 2011, (the “First Quarter 10-Q”).

The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933 (the “Securities Act”), recasted information for previously issued financial statements whenever a component of the registrant is reflected as discontinued operations in financial statements for subsequent periods. Accordingly, we are revising and including in this Form 8-K the following portions of the Form 10-K: Business (Item 1), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the reclassification of Shipbuilding as discontinued operations as described above. No attempt has been made in the Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, February 9, 2011. Therefore, this Form 8-K should be read in conjunction with the Form 10-K filed February 9, 2011, and the company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the First Quarter 10-Q. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2010, except to the extent portions of such Form 10-K have been recast in this Form 8-K, in which case, they refer to the applicable recast portion in this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 12(a) Computation of Ratio of Earnings to Fixed Charges*

Exhibit 23 Consent of Independent Registered Public Accounting Firm*

Exhibit 99.1 Item 1. Business*

Exhibit 99.2 Item 6. Selected Financial Data*

Exhibit 99.3 Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations*

Exhibit 99.4 Item 8. Financial Statements and Supplementary Data*

*	filed herewith

NORTHROP GRUMMAN CORPORATION

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature)
Jennifer C. McGarey
Corporate Vice President and Secretary

June 17, 2011
(Date)

NORTHROP GRUMMAN CORPORATION

EXHIBIT INDEX

Exhibit 12(a) Computation of Ratio of Earnings to Fixed Charges*

Exhibit 23 Consent of Independent Registered Public Accounting Firm*

Exhibit 99.1 Item 1. Business*

Exhibit 99.2 Item 6. Selected Financial Data*

Exhibit 99.3 Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations*

Exhibit 99.4 Item 8. Financial Statements and Supplementary Data*

*	filed herewith